UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

PEERSTREAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 16, 2019, PeerStream, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which the following proposals were voted upon:

Proposal 1: Election of (i) Yoram (Rami) Abada, (ii) Jason Katz, (iii) Alexander Harrington, (iv) Michael Jones, (v) Lance Laifer, (vi) Michael Levit and (vii) John Silberstein to the Company’s Board of Directors (the “Board”), each to serve for a one-year term until the annual meeting of stockholders to be held in 2020.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Yoram (Rami) Abada	3,405,260	801,649	429,474
Alexander Harrington	3,420,224	786,685	429,474
Jason Katz	3,350,224	856,685	429,474
Michael Jones	4,199,619	7,290	429,474
Lance Laifer	3,405,260	801,649	429,474
Michael Levit	3,420,260	786,649	429,474
John Silberstein	3,405,185	801,724	429,474

Proposal 2: Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Votes Cast For	Votes Cast Against	Abstentions
4,534,823	48,203	53,357

Proposal 3: Advisory vote to approve executive compensation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
785,019	3,305,913	115,977	429,474

Proposal 4: Advisory vote to determine the frequency of future advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
292,064	7,027	3,128,396	779,422	429,474

Other than the advisory vote to approve executive compensation, each of the proposals acted upon by the Company’s stockholders at the Annual Meeting received a sufficient number of votes to be approved.

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on executive compensation, which is expected to occur at the Company’s 2025 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERSTREAM, INC.

Date: May 20, 2019	By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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